                                       Securities and Exchange Commission
                                             Washington, D.C. 20549

                                     --------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2005

                                          The Phoenix Companies, Inc.
                           ---------------------------------------------------------
                             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-1599088
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    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of Principal Executive Offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            ------------------------------------------

                                                 NOT APPLICABLE
                           ---------------------------------------------------------
                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 1 - Registrant's Business and Operations
Item 1.01 - Entry Into a Material Definitive Agreement

        On February 3, 2005, the Compensation Committee of the Company's Board of Directors approved (a) the
Executive Severance Allowance Plan, a severance plan for senior executives and certain other employees of the
Company; and (b) the Transition Incentive Plan, a one-time performance-based bonus plan for three executives:
Michael E. Haylon, Executive Vice President and Chief Financial Officer; Daniel Geraci, Chairman, President &
Chief Executive Officer of Phoenix Investment Partners, Ltd.; and John F. Sharry, Senior Vice President and
Chief Marketing Officer.
        The Executive Severance Allowance Plan, effective as of January 1, 2005, is for all Company officers at the level of Senior Vice President or higher, other than the Company's Chief Executive Officer (CEO), and for any other employee the CEO determines to be integral to the formulation or execution of the Company's business strategy. When such officer or employee is involuntarily terminated, subject to certain exceptions, he or she would be entitled to a lump sum payment, a portion of which would be payable on the first working day following six months after separation from service, and the balance, if any, once incentive awards are made for the year of separation. The total sum due would equal the individual's base salary plus a pro-rata portion of the annual incentive awards he or she earned for the fiscal year in which he or she ceased to be actively employed by the
Company or any of its affiliates. Payment of any award earned is conditioned on a number of factors, including the signing of an agreement containing certain covenants and a release.
        The Transition Incentive Plan, also effective January 1, 2005, is an element in transitioning the variable component of compensation of the three executives from one that is highly weighted toward short-term annual incentives to one that provides a more evenly balanced mix between short-term and long-term incentives.
The new incentive structure creates

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greater alignment of short-term and long-term incentives among the CEO and the senior management team. Awards under this plan are based on meeting certain pre-determined performance objectives, both departmental and individual. The total award pool is determined by the Company's return on equity in its core operations.
Individual awards are determined by a combination of performance against business unit metrics and individual performance. Following approval by the Compensation Committee, but no later than March 15, 2006, any award earned in 2005 will be paid one-third in cash and two-thirds in Restricted Stock Units in 2006, which will vest ratably over three years commencing one year from the award date. The Restricted Stock Units will not be convertible into Phoenix Common Stock until June 26, 2006. The Restricted Stock Units and the Common Stock will be subject to the Company's share ownership and retention guidelines.

                                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PHOENIX COMPANIES, INC.

Date: February 9, 2005                       By:     /s/ Carole A. Masters
                                                     -------------------------------------------------------
                                                     Name:     Carole A. Masters
                                                     Title:    Vice President

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